EXHIBIT 99.1

NEWS RELEASE

CONTACT:
Jean Fontana
646-277-1214
(Jean.Fontana@icrinc.com)

Stage Stores Regains Compliance with NYSE Minimum Share Price Listing Standards

HOUSTON, TX, October 3, 2019 -- Stage Stores, Inc. (NYSE: SSI) announced today that, based upon a notice received earlier this week from the New York Stock Exchange “NYSE”, the company has regained compliance with NYSE continued listing criteria requiring listed companies to maintain an average closing share price of at least $1.00 over a consecutive 30 trading-day period.

As of September 30, 2019, the company closed the last trading day of the calendar month with a share price above $1.00 and an average closing share price above $1.00 over a consecutive 30 trading-day period, which brings the company back into compliance with the NYSE listing standards.

In June 2019, the company was notified by the NYSE that the average closing price of Stage Stores common stock had fallen below a consecutive 30 trading-day average price of $1.00 and the company had six months to regain compliance with the NYSE’s minimum share price requirement. The company’s common stock continued to be listed and be traded on the NYSE during this period, and a “.BC” indicator was placed by the NYSE following the company’s stock symbol. Accordingly, the company returned to compliance with the NYSE’s continued listing requirement and the “.BC” indicator following Stage Store’s stock symbol will be removed by the NYSE.

About Stage Stores
Stage Stores, Inc. is a leading retailer of trend-right, name-brand values for apparel, accessories, cosmetics, footwear and home goods.  As of October 3, 2019, the company operates in 42 states through 624 BEALLS, GOODY'S, PALAIS ROYAL, PEEBLES, and STAGE specialty department stores and 158 GORDMANS off-price stores, as well as an e-commerce website at www.stage.com.  For more information about Stage Stores, visit the company’s website at corporate.stage.com.

Caution Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,”

“objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the company’s business, financial condition, results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, economic conditions, cost and availability of goods, inability to successfully execute strategic initiatives, competitive pressures, economic pressures on the company and its customers, freight costs, the risks discussed in the Risk Factors section of the company’s most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”), and other factors discussed from time to time in the company’s other SEC filings. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the company makes on related subjects in its public announcements and SEC filings.